SECOND AMENDMENT TO CREDIT AGREEMENT This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is entered into as of December 20, 2019 (the “Second Amendment Closing Date”) and effective as of the Second Amendment Effective Date (as defined below), among HERITAGE-CRYSTAL CLEAN, LLC, an Indiana limited liability company (the “Borrower”), HERITAGE-CRYSTAL CLEAN, INC., a Delaware corporation (“Holdings”), each Subsidiary of the Borrower from time to time party to the Credit Agreement referred to below (collectively with Holdings, the “Guarantors”; and the Guarantors together with the Borrower, the “Loan Parties”), each lender from time to time party to such Credit Agreement (collectively, the “Lenders” and individually, each a “Lender”), and BANK OF AMERICA, N.A., as the Administrative Agent (the “Agent”). WHEREAS, the Borrower, the other Loan Parties, the Lenders and the Agent are party to that certain Credit Agreement, dated as of February 21, 2017 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein; WHEREAS, the Loan Parties and the Required Lenders have agreed to make certain amendments and updates to the Credit Agreement on the terms and subject to the conditions set forth herein; NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Second Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. 2. Amendments to Section 1.01 (Defined Terms) of the Credit Agreement. (a) The definition of “Base Rate” is hereby amended to read in its entirety as follows: ““Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the LIBOR Rate plus 1.00%, and (c) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (c) above and shall be determined without reference to clause (b) above.”

(b) The definition of “ERISA” is hereby amended to read in its entirety as follows: ““ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.” (c) The definition of “LIBOR Rate” is hereby amended to read in its entirety as follows: ““LIBOR Rate” means, (a) for any Interest Period with respect to a LIBOR Rate Loan, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period) (“LIBOR”) as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day; and (c) if the LIBOR Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.” (d) The definition of “Wilmington City Property” is hereby deleted in its entirety. (e) The following definitions are hereby added to Section 1.01 in the appropriate alphabetical order: ““Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “LIBOR Successor Rate” has the meaning specified in Section 3.03(c). 2 4810-9188-4449, v. 8

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement). “Permitted Sale Properties” means those certain industrial facilities located at (i) 505 South Market Street, Wilmington City, Delaware; (ii) 5690 W. Midway Road (a/k/a Environment Drive) Fort Pierce, Florida; (iii) 2124 East Highway 31, Corsicana, Texas and (iv) 809 Overstreet Street, Franklin, Indiana. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement. “Second Amendment Closing Date” means December 20, 2019. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body. “SOFR-Based Rate” means SOFR or Term SOFR. “Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion.” 3. Amendments to Section 1.05 (Times of Day; Rates) of the Credit Agreement. Section 1.05 is hereby deleted in its entirety and replaced with the following: “1.05. Times of Day; Rates. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “LIBOR Rate” or with respect to 3 4810-9188-4449, v. 8 any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.” 4. Amendments to Section 3.03 (Inability to Determine Rates) of the Credit Agreement. Section 3.03 is hereby deleted in its entirety and replaced with the following: “3.03. Inability to Determine Rates. (a) If in connection with any request for a LIBOR Rate Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) U.S. Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such LIBOR Rate Loan, or (B)(x) adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan or in connection with an existing or proposed Base Rate Loan and (y) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to this clause (i), “Impacted Loans”), or (ii) the Administrative Agent determines that for any reason the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such LIBOR Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain LIBOR Rate Loans shall be suspended, (to the extent of the affected LIBOR Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the LIBOR Rate component of the Base Rate, the utilization of the LIBOR Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Rate Loans (to the extent of the affected LIBOR Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein. (b) Notwithstanding the foregoing, if the Administrative Agent or the Required Lenders have made the determination described in clause (i) of Section 3.03(a), the Administrative Agent, in consultation with the Borrower, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (i) the Administrative Agent or the Required Lenders (as applicable) revoke(s) the notice delivered with respect to the Impacted Loans under clause (i) of the first sentence of this Section 3.03(a), (ii) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (iii) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof. (c) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the 4 4810-9188-4449, v. 8

Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”), or (iii) syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing LIBOR in accordance with this Section 3.03 with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment;” and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x), object to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), object to such amendment; provided that for the avoidance of doubt, in the case of clause (A), the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be 5 4810-9188-4449, v. 8 suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such LIBOR Successor Conforming Changes to the Lenders reasonably promptly after such amendment becomes effective.” 5. Amendments to Section 5.12 (ERISA Compliance) of the Credit Agreement. A new clause (d) is hereby added to Section 5.12 of the Credit Agreement, in appropriate alphabetical order, to read in its entirety as follows: “(d) The Borrower represents and warrants as of the Second Amendment Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;” 6. Amendments to Section 7.03 (Indebtedness) of the Credit Agreement. Effective March 23, 2019, Section 7.03(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: “(e) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets of the Loan Parties within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness, shall not exceed $100,000,000;” 7. Amendments to Section 7.05 (Dispositions) of the Credit Agreement. Section 7.05(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: “(e) Based upon information separately provided to the Lenders, Disposition of each of the Permitted Sale Properties, provided that (i) at the time of any such Disposition and after giving effect thereto, no Default or Event of Default has occurred and is continuing, (ii) each Permitted Sale Property is sold or otherwise transferred without liabilities being retained by the Borrower or any other Loan Party, (iii) the purchase price is paid in cash and (iv) each Permitted Sale Property is sold or otherwise transferred for fair market value; and” 6 4810-9188-4449, v. 8

8. Amendments to add a new Section 9.12 (Certain ERISA Matters) to the Credit Agreement. A new Section 9.12 is hereby added to the Credit Agreement, in appropriate numerical order, to read in its entirety as follows: “9.12. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3- 101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Revolving Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84- 14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the 7 4810-9188-4449, v. 8

Revolving Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).” 9. Amendments to Section 11.01 (Amendments, Etc.) of the Credit Agreement. Section 11.01 is hereby amended by deleting the first reference to “No” therein and replacing it with the following: “Subject to Section 3.03(c), no”. 10. Amendments to add a new Section 11.23 (Acknowledgement Regarding Any Supported QFCs) to the Credit Agreement. A new Section 11.23 is hereby added to the Credit Agreement, in appropriate numerical order, to read in its entirety as follows: “11.23. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.23, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. 8 4810-9188-4449, v. 8

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).” 11. Conditions to Effectiveness. This Second Amendment shall become effective on the first date (the “Second Amendment Effective Date”) upon which each of the following conditions has been satisfied, which date shall be December 20, 2019: (i) the Agent shall have received counterpart signature pages to this Second Amendment duly executed and delivered by the Borrower, each other Loan Party and the Required Lenders, (ii) arrangements completely satisfactory to the Agent shall have been made for the payment at closing of all fees and expenses incurred in connection with this Second Amendment (including the fees and expenses of counsel for the Agent) to the extent invoiced on or prior to the date hereof and (iii) upon the reasonable request of any Lender made at least five days prior to the Second Amendment Closing Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five days prior to the Second Amendment Closing Date. 12. Representations and Warranties. The Borrower and each other Loan Party jointly and severally represents and warrants to the Agent and the Lenders as follows: (a) The execution, delivery and performance of this Second Amendment (i) are within the authority of each of the Loan Parties, (ii) have been duly authorized by all necessary corporate proceedings by each of the corporate Loan Parties, and by all necessary proceedings by the managers or members (as required) by each of the limited liability company Loan Parties, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Loan Parties is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Loan Parties so as to materially adversely affect the assets, business or any activity of the Loan Parties, and (iv) do not conflict with any provision of the corporate charter, articles of incorporation or bylaws of the corporate Loan Parties, the articles of organization or operating agreements of the limited liability company Loan Parties, or any agreement or other instrument binding upon any of the Loan Parties. (b) The execution, delivery and performance of this Second Amendment will result in valid and legally binding obligations of the Loan Parties enforceable against them in accordance with the terms and provisions hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought. 9 4810-9188-4449, v. 8

(c) The execution, delivery and performance by the Loan Parties of this Second Amendment do not require any approval or consent of, or filing with, any third party or governmental agency or authority. (d) The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, after giving effect to this Second Amendment and the Permitted Dispositions, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date. For purposes of this Paragraph 19(d), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement. (e) Both before and after giving effect to this Second Amendment and the Permitted Dispositions, no Default or Event of Default has occurred and is continuing. 13. No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly provided herein, to otherwise modify any provision of the Credit Agreement or other Loan Document, or (ii) give rise to any defenses or counterclaims to any Lender’s right to compel payment of the Obligations when due or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents. 14. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents, all documents, instruments and agreements related thereto and the Obligations are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Second Amendment. 15. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. 16. Counterparts; Etc. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Any counterpart signed by all parties may be introduced into evidence in any action or proceeding without having to produce or account for the other counterparts. Likewise, the existence of this Second Amendment may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects. This Second Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re- execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the 10 4810-9188-4449, v. 8 actual signature is evident as a defense to the formation of a contract and each party forever waives such defense. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 11 4810-9188-4449, v. 8

By its signature below, each of the undersigned Guarantors hereby acknowledges and agrees to the terms of this Second Amendment, including, without limitation, the representations and warranties (and bringdowns of the same) applicable to each of them contained herein. Each of the undersigned Guarantors hereby affirms its obligations of payment and performance under Article X of the Credit Agreement, and agrees that all "Obligations", as defined in the Credit Agreement and after giving effect to this Second Amendment, are covered by and guaranteed under the Guaranty provided under such Anicle X. HERITAGE-CRYSTAL CLEAN, INC., as a Guarantor By: Name: Mark DeVita Title: Chief Financial HCC CORPORATION,LLC, as a Guarantor By: Name: Mark DeVita Title: Treasurer HERITAGE.CRYSTAL CLEAN, LIMITED, as a Guarantor By Name: Mark DeVita Title: Vice President SAV-TECH SOLVENT INC., as a Guarantor By Name: Mark DeVita Title: Vice President MIRACHEM, LLC, as a Guarantor By Name : Patrick l)oushtv Title: President/ChiefExecutive Officer fSignatures continued on following pages]